UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2016 (October 26, 2016)

COHERENT, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33962	94-1622541
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5100 Patrick Henry Drive, Santa Clara, CA 95054

(Address of Principal Executive Offices, Including Zip Code)

(408) 764-4000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K filed on March 16, 2016, by Coherent, Inc. (“Coherent”), on March 16, 2016, Coherent, and its newly formed, wholly owned subsidiary, Rembrandt Merger Sub Corp., a Delaware corporation (“Merger Sub”), entered into a Merger Agreement (the “Merger Agreement”) with Rofin-Sinar Technologies Inc., a Delaware corporation (“Rofin”), providing for the merger of Merger Sub with and into Rofin (the “Merger”) with Rofin surviving the Merger as a wholly owned subsidiary of Coherent, subject to the terms and conditions set forth in the Merger Agreement.

On October 26, 2016, the European Commission approved under the EU Merger Regulation Coherent’s acquisition of Rofin, conditional on the divestment of Rofin’s low power CO2 laser business based in Hull, United Kingdom (the “Hull Business”) after the closing of the acquisition.  Coherent will hold the Hull Business separate until such time as it is divested. During fiscal years 2013 through 2015, the Hull Business had annual revenues of approximately 23-25 million British Pound Sterling. Pending completion of other administrative matters, Coherent expects to close its acquisition of Rofin within the first few weeks of November, 2016.

Forward-Looking Statements

This document contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Coherent’s expectations or beliefs concerning future events.  Forward looking statements include information concerning possible or assumed future results or operations of Coherent, the expected completion and timing of the merger, benefits of the merger, potential synergies and cost savings, the ability of the combined company to drive growth and expand relationships, and other information related to the merger. Without limiting the foregoing, the words “believe,” “plan,” “expect,” “will,” “forward,” “intend,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Factors that could cause actual results to differ materially include risks and uncertainties, including, the risk the merger may not be completed in a timely manner or at all; the failure to satisfy the conditions to consummation of the merger; the occurrence of any event, change or circumstance that could give rise to termination of the merger agreement; the effect of the announcement of the merger on business relationships, operating result and business generally; challenges and costs of closing, integrating and achieving anticipated synergies; the risk that the proposed merger disrupts current plans and operations and potential employee retention difficulties; risks related to diverting management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted related to the merger agreement; and other risks identified in Coherent’s and Rofin’s SEC filings. Readers are encouraged to refer to the risk disclosures and critical accounting policies and estimates described in Coherent’s and Rofin’s reports on Forms 10-K, 10-Q and 8-K, as applicable and as filed from time-to-time by Coherent and Rofin. Actual results, events and performance may differ materially from those presented herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Coherent and Rofin undertake no obligation to update these forward-looking statements as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Dated: October 27, 2016

	By:	/s/ Bret DiMarco
Bret DiMarco Executive Vice President and General Counsel

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